Exhibit 99.2

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[LOGO]	Joins	[LOGO]

‘Partnership of Growth’

July - 2004

[LOGO]

[LOGO]

About interWAVE

•                  Worldwide leader in compact mobile solutions

•                  More than 100 operators served

•                  Installations in over 50 countries

•                  Headquartered in the silicon valley with offices and R&D centers in Paris, Ireland, and China

•                  Customers are fixed and mobile operators

•                  Q1 2004 revenues run rate -~$40 Million

•                  About 180 employees (over 80 R&D engineers)

•                  $250M invested in technology and market position

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interWAVE Products

UltraWave & WaveExpress		Mobile Switching
Scaleable GSM BSS		Low capacity MSC
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CDMA2000 1x
Compact CDMA network
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Value Added Services		Mobile Switching
GSM/CDMA		High capacity MSC
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interWAVE Market

•                  Focused on the Rural Telecom markets where mobile lines has now surpassed fixed lines

•                  Rural markets growth rate outpaces general mobile market growth

•                  interWAVE’s most recent financial statements reflect the above market reality:

•      $39.4M -last 12 months revenues

•      High growth -48% growth compared to Q2 2003

About Alvarion

•                  Worldwide leader in Wireless Broadband

•                  More than 2,000,000 units installed

•                  Installations in over 130 countries

•                  13 offices and R&D centers worldwide

•                  Customers are fixed and mobile operators, and ISPs

•                  Strong OEM channels with Siemens, Alcatel, Nera & Datang

•                  About 800 employees (over 280 R&D engineers)

•                  Working with more than 200 partners

•                  Q1 2004 revenues run rate - ~$180 Million

•                  Financially strong.

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Alvarion Products

Multi-Service		Broadband
WALKair		BreezeACCESS
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WiMAX
BreezeMAX
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Backhauling		Wide Band
BreezeNET		eMGW
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Competition

Alvarion is the worldwide leader in the fixed broadband wireless access (BWA) market

[CHART]

Global BWA Equipment Market Share

(Access and Backhaul)

Source:  Pyramid Research Nov. 2003

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‘Stronger Together’

Leverage the Synergy for our

Employees, Customers, and Shareholders

Deal Motivation

Alvarion

•                  Acquire a strategic business unit that is complementary to Alvarion’s residential voice and data solutions

•                  Leverage interWAVE’s extensive mobile expertise to accelerate Alvarion’s WiMAX mobility strategy

interWAVE

•                  Maximize growth and market potential through a merger with an established larger partner

•                  Successful enhancement of core technology and product roadmap

Together

•                  Increase revenues and accelerate growth

•                  Stronger global presence, company positioning, buying power, knowledge and market perception

Increase revenues

•                  IWAV portfolio brings considerable revenue opportunities with strong GM

•                  Alvarion sales forces and channels can bring additional wins and give momentum to the merger

•                  Strong presence in North America

•                  Strong presence in Africa

•                  Leverage Alvarion OEM channels to provide additional opportunities

Our Market Potential

•                  The most promising markets are Mexico, Brazil, Russia, India, Nigeria

•                  Total addressable market is ~$1.6B:

•                  5% ($80M) will be for standalone networks (CDMA & GSM)

•                  58% ($950M) will be extension networks (mostly GSM)

•                  37% ($600M) will be WLL (mostly CDMA -limited mobility).

•                  Together we can target 10% of that market, with a potential of $160M annually.

* This research was conducted for us by Intelecon research of CanadaBased on analysis of 23 of the largest developing countries.

interWAVE – The Optimal Choice

•                  Core technology and cost-effective product lines

•                  Strong business in GSM-based solutions

•                  Newly launched CDMA product line adds a new growth engine complementary to Alvarion’s eMGW product

•                  WiMAX mobility strategy is accelerated through:

•                  Turn-key mobile know-how: Switching, Radio, VAS (Value Added Services)

•                  Nomadic / Mobile 3G network architecture and design

•                  Migration to full Mobility 4G architecture

•                  Mobile operators’ back-office systems

Global Synergy

•                  R&D centers in 2 majors markets – US/China

•                  The ‘New Alvarion’ will leverage the combined global presence to achieve improved business utilizing global skills in Sales, Support, R&D, and Marketing

•                  interWAVE team will participate in the portable/mobile WiMAX strategy and projects

•                  interWAVE Soft switch will be evaluated as possible VoIP of Alvarion’s BWA

US Presence

•                  180 employees

•                  Increased revenues in North America

•                  R&D center in USA

•                  Larger Customer support entity and capabilities

•                  Stronger Pre-sales and planning capabilities

interWAVE Customers

•                  Alvarion is committed to continue the development and improvement of interWAVE’s existing product portfolio

•                  Alvarion improves interWAVE’s overall stability and ability to continue providing superb service levels to its customers

•                  As a global company we provide better point-of-presence and stronger vendor relations

•                  Enabling larger scale, countrywide expansion plans

•                  Full scope of Alvarion’s integrated BWA products

Our Employees

•                  Will benefit from additional value potential

•                  Will benefit from being a part of a growing global company

•                  Will benefit from a stronger R&D knowledge base and manpower

•                  Will benefit from new challenges and exciting new business segments

•                  Will benefit from a stronger seasoned management team

The Outcome: 1 + 1 = 3

•                  Accelerated growth

•                  New complementary markets:

•                  Cellular network extensions

•                  Compact standalone cellular networks

•                  Homeland Security/government markets

•                  Fixed-cellular networks

•                  Strong US organization

•                  Core mobile team and business division

•                  Profitable post merger organization

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Combined Company Highlights

•                  Employees –840

•                  Combined Revenues –over $220M annual

•                  Global presence –US, China, Mexico, Romania, Ireland, France, UK, Japan, Germany, Czech Republic, Russia, Uruguay, Spain, Singapore, Philippines, Nigeria, South Africa, Poland, Brazil, Latin America/Caribbean

•                  Extensive product line –WaveExpress, UltraWave, Wave2000, eMGW/MGW, WalkAir, BreezeAccess, BreezeMAX, BreezeNET

•                  No of Customers –over 180 operators in over 130 countries worldwide

•                  Number of lines served –over 3M voice and data lines

So what’s the plan ?

We are planning for the following to happen:

•                  Announcement day

•                  PMI  (Post Merger Integration) planning with teams

•                  Closing day

•                  Start working as a combined company

Due Date

•                  27-July-2004

•                  Until closing

•                  6-8 weeks from announcement

•                  Closing + 1 day based on the PMI plans

•                  WHERE YOU CAN FIND ADDITIONAL INFORMATION:

•                  Interwave will file a proxy statement and other documents concerning the proposed amalgamation transaction with the SEC. Security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed by Interwave with the Commission at the Commission’s Web site at http://www.sec.gov. The proxy statement/prospectus and these other documents may also be obtained for free from Interwave, Investor Relations, 2495 Leghorn Street, Mountain View, California 94043 650-314-25

•                  Interwave and Alvarion and their respective directors and executive officers and other members of their management and their employees may be deemed to be participants in the solicitation of proxies from the shareholders of Interwave with respect to the transactions contemplated by the Amalgamation agreement. Information about the directors and officers of Interwave and Alvarion and their respective interests in the amalgamation will be available in the proxy statement that Interwave will file with the SEC. This document is available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from Interwave.

•                  CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

•                  This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this newsletter include statements about future financial and operating results and the proposed Interwave/Alvarion amalgamation. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if either of the companies do not receive required shareholder approvals or fail to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which Interwave expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the Interwave stockholders to approve the proposed merger and other economic, business, competitive, and/or regulatory factors affecting Interwave’s business generally, including those set forth in Interwave’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year and its most recent Quarterly Report on Form 10-Q, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections, and its Current Reports on Form 8-K. Interwave is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Thank You!

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